UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2006


                                   SWANK, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-5354                    04-1886990
          --------                     ------                    ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)

                   90 Park Avenue
              New York, New York                                        10016
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (212) 867-2600


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e- 4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On April 19, 2006, Swank, Inc. (the "Company") and Wells Fargo Foothill, Inc. ("WFF") entered into a Fourth Amendment to Loan and Security Agreement (the "Fourth Amendment"). The Fourth Amendment, among other things, reduces the required amount of certain collateral security granted by the Company in favor of WFF for repayment of the loans and financial accommodations made available from time to time under the Loan and Security Agreement, and, as contemplated by the Loan and Security Agreement, sets a financial covenant contained in the Loan and Security Agreement for the 2006 fiscal year of the Company. A copy of the Fourth Amendment is filed as an exhibit to this Form 8-K as Exhibit 10.01.

ITEM 9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired. Not Applicable.

         (b)      Pro Forma Financial Information. Not Applicable.

         (c)      Exhibits.

         Exhibit No.    Description
         -----------    -----------

           10.01 Fourth Amendment to Loan and Security Agreement between the Company and Wells Fargo Foothill.


                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 24, 2006                 SWANK, INC.


                                        By: /s/ Jerold R. Kassner
                                            ------------------------------------
                                                Jerold R. Kassner, Senior Vice
                                                President and Chief Financial
                                                Officer

                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.    Description
         -----------    -----------

           10.01 Fourth Amendment to Loan and Security Agreement between the Company and Wells Fargo Foothill.